UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 9, 2012

DYAX CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-24537	04-3053198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
55 Network Drive Burlington, MA 01803
(Address of Principal Executive Offices) (Zip Code)

(617) 225-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to the Amended and Restated 1995 Equity Incentive Plan

At Dyax Corp.’s (“Dyax” or the “Company”) 2012 Annual Meeting of Stockholders held on May 9, 2012 (the “Annual Meeting”), our stockholders approved the proposed stock option exchanges for our employees, executive officers and directors, as reported in section 5.07 below, as well as the proposed amendment to our Amended and Restated 1995 Equity Incentive Plan (the “1995 Plan”). The Amendment increases the number of shares available for issuance under the 1995 Plan by up to 5,000,000 shares, less the net increase, if any, in the number of shares that become available for future equity awards under the 1995 Plan as a result of the stock option exchanges approved at the meeting. The number of shares will be finally determined once the exchanges are complete and the Company knows how many shares have been made available as a result of old options being surrendered in the option exchanges at the election of individual option holders.

On May 9, 2012, the Compensation Committee of the Board of Directors, as the administrator of the 1995 Plan with authority to make most amendments to the plan, also approved an amendment to delete the Compensation Committee’s authority to make loans to participants in connection with awards granted under the 1995 Plan.

Item 5.07       Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on May 9, 2012, the stockholders of the Company voted on the following six proposals, each of which is described in detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 11, 2012.

Proposal No. 1:  To Elect Three Class III Directors to Serve until the 2015 Annual Meeting.  The stockholders re-elected the following individuals as Class III directors of the Company:

Name of Director Nominees	Number of Votes For	Number of Votes Withheld

Ron Cohen, M.D.	62,314,558	1,142,483
David J. McLachlan	61,522,781	1,934,260
Paolo Pucci	62,372,095	1,084,946

Proposal No. 2:  To Approve an Increase in Shares Available for Issuance under the Company’s Amended and Restated 1995 Equity Incentive Plan.  The stockholders approved the proposed increase in shares available for issuance under the Amended and Restated 1995 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
59,934,520	1,191,515	2,331,006	28,137,714

Proposal No. 3:  To Approve a Stock Option Exchange for Non-Executive Employees.  The stockholders approved the proposed stock option exchange for the Company’s non-executive employees.

For	Against	Abstain	Broker Non-Votes
57,438,480	3,676,043	2,342,518	28,137,714

Proposal No. 4:  To Approve a Stock Option Exchange for Executive Officers.  The stockholders approved the proposed stock option exchange for the Company’s executive officers.

For	Against	Abstain	Broker Non-Votes
44,285,502	16,810,417	2,361,122	28,137,714

Proposal No. 5:  To Approve a Stock Option Exchange for Non-Employee Directors.  The stockholders approved the proposed stock option exchange for the Company’s non-employee directors.

For	Against	Abstain	Broker Non-Votes
44,241,550	16,844,069	2,371,422	28,137,714

Proposal No. 6:  To Ratify the Appointment of Dyax’s Independent Registered Public Accounting Firm.  The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

For	Against	Abstain	Broker Non-Votes
91,299,473	204,431	90,851	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYAX CORP.

Dated:	May 11, 2012	By:	/s/ George V. Migausky
George V. Migausky
Executive Vice President and
Chief Financial Officer

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